Exhibit 32.2
Certification of Principal Financial Officer, Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of eHealth, Inc. on Form 10-Q (the “Form 10-Q”) for the quarter ended June 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Dolan, Chief Financial Officer of eHealth, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)The Form 10-Q, to which this certification is attached as Exhibit 32.2, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of eHealth, Inc.

/s/ JOHN DOLAN
John Dolan
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
August 7, 2025

A signed original of this written statement required by Section 906 has been provided to eHealth, Inc. and will be retained by eHealth, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.